UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 25, 2011

BIOFLAMEX CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53712	Pending
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

Christiansvej 31, 2920 Charlottenlund, Denmark
Address of principal executive offices

Registrant’s telephone number, including area code: 646-233-1310

Deer Bay Resources, Inc.
3410 Lynmoor Place
Vancouver, British Columbia, Canada V5S 4G4
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements that involve risks and uncertainties.  Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations.  Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations, operating costs, our ability to achieve significant revenues, our business model and products and other factors.  Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expect”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue”, the negative of such terms or other comparable terminology.  In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the “SEC”).  These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document.  While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein.  The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Section 1 – Registration’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below is incorporated by reference herein.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As used in this Current Report the terms “Company”, “our company”, “we”, “us” and “our” refer to Bioflamex Corporation, a Nevada corporation.

On January 25, 2011, we entered into an Asset Purchase Agreement with Kristian Schiørring and Henrik Dahlerup to acquire certain intellectual property related to line of fire extinguishing and prevention products that are based on environment friendly and biological formulations.  In consideration for the newly acquired assets, we issued 19,000,000 shares of our common stock to each of Messrs. Schiørring and Dahlerup.

In consequence of the Asset Purchase Agreement, Garry Wong resigned in his position as an officer with our company. In his stead, Kristian Schiørring was appointed as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director.

Mr. Wong further sold a portion of his shares to Messrs. Schiørring and Dahlerup, and cancelled his remaining holdings in our company.  Mr. Wong remains a Director of our company.  As such, a change of control has occurred.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The foregoing description of the Assignment of Assets Agreement is qualified in its entirety by reference to the full text of the Assignment of Assets Agreement.

Form 10 Information

Corporate History

Up to January 25, 2011, we were an exploration stage company engaged in the acquisition and exploration of mineral properties. On March 18, 2008, we entered into a mineral property purchase agreement with Laurence Stephenson to acquire a 100% interest in a mineral claim known as the Emmy Claim located in the Emory Creek area of the New Westminster Mining Division, British Columbia, Canada. This claim expired on January 25, 2010 and was re-staked on February 4, 2010 by Teuton Resources Corp. (“Teuton”). We entered into a Letter and Trust Agreement with Teuton dated February 4, 2010 and paid Teuton Cnd$500 to hold the re-staked Emmy Claim in trust for us.

The Emmy Claim is in good standing until February 4, 2011. As a result of our recent acquisition of certain intellectual property related to the business of fire extinguishing and prevention products, however, we have decided to pursue that new line of business and allow the Emmy Claim to expire in February, 2011.

Business Overview

We are now in the business of developing, producing, and marketing high performance fire extinguishing and prevention products that are based on environment friendly and biological formulations. We have changed our name to Bioflamex Corporation to reflect our new line of business.

We intend to build a leading position within the niche of environmentally friendly fire fighting and prevention solutions in the United States and internationally, both through organic growth and the acquisition of complementary companies and patents. We believe the time is right for our products. The general emphasis on environmental protection and the increased focus on health hazards in chemicals used in conventional fire fighting products paves the way for the substitution of chemical-based fire combatant products with “greener,” non-harmful products.

Fire extinguishers available on the market today mainly use dry chemical powder, chemical foam, CO2 or halon type of gaseous media as bases. These products in general will extinguish fires with a varying efficacy, but most also contain chemical substances that harm the environment or compose a hazard to people. In addition, they can be messy and damage metals (corrosion), increasing the collateral damage. Our products offer water-based clean alternatives which are completely harmless to humans and the environment, and are non-toxic. Combined with their exceptional extinguishing characteristics, we believe these products point to the future of professional and personal fire fighting. In conventional forest fire fighting, the primary media is water which offers good extinguishing power, but has some drawbacks: it must be used in large quantities; it evaporates relatively quickly; and has a short lifespan in hot environments. Chemical AFFF foams and agents are often used to enhance the fire extinguishing or retardant capabilities, but these chemicals affect the environment and leave long-lasting toxic residue. The toxins found in foams accumulate in the food-chain and are detectable in human organs. We believe our products will have no such negative effect upon life.

We are in the final stages of testing and development of our proprietary range of products. Our goal is to develop 5-10 unique product formulations and application concepts covering fire fighting and fire prevention. We intend to market our products under the trademarks Bioflamex® and SAFIRE®. Our goal is to penetrate the key United States and international markets with our “clean” fire extinguishing products and fire retardants.

We are currently preparing and submitting United States and international patent applications for our product concepts to ensure the security of our intellectual property rights and enhance the market response to our product propositions. We hope to build a solid portfolio of intellectual property within the industry that can be licensed to third parties. We are currently in the process of applying for patents on our revolutionary products and processes.

We are also preparing the materials necessary to complete the necessary tests, approvals and certifications in the United States and key international markets, that are the prerequisite for sales and marketing. With these approvals and certifications, we hope to gain a solid geographical presence in the United States, key markets in Europe, the Middle East and parts of Asia.  We intend to work through distribution partners, agents and/or license holders, and through that presence achieve strong sales with the consumers, professional, business, industrial and government service market segments.

Our Products

We own the flag-ship brands SAFIRE® (a long-lasting fire retardant that can be safely used on any surface) and Bioflamex® (a biodegradable, fast-acting, PFC-free fire extinguishing foam spray). These products can be sold to governments, professional clients, businesses and private users, and can be used in a wide variety of situations from ranging from small stove fires to oil and forest fires.

Our products can be divided into two main product types: fire extinguishers (fight fires once they start) and fire retardants (fight fires before they start). Our product range is set forth in the figure below. The scope of business covered by the product range is diverse and targets professional markets, business to business markets and consumer markets across the globe.

Of the various industry segments, we intend to focus our business on biological fire fighting. The table below depicts the various industry segments, those industry segments we intend to engage in, and the types of extinguishers and retardants we expect to develop in those segments.

Given that most current fire fighting- and prevention methods contain toxins and chemicals that can harm humans, animals, and entire ecosystems, there is a real market requirement for more eco-friendly fire fighting methods.  In that space, there are small number of independent companies, usually limited in geographic scope and characterized by entrepreneurship and a limited product range. We believe that we are well-positioned to take a significant role in a relatively new “clean” niche of the market.  We intend to capture market share by organic growth and from acquisitions to make us the foremost player in this segment.

Extinguishers

Small Scale Extinguishers:

Bioflamex aerosol spray is a water-based portable fire extinguishing product that has been designed to put out oil and grease fires. We have dubbed the concept as “the Red Bull of the fire fighting industry.” Bioflamex has been developed as a user friendly, efficient and safe supplement to conventional fire fighting means. Anyone can easily use Bioflamex to quickly and efficiently extinguish dangerous and potentially fatal frying oil or cooking fat kitchen fires.

Bioflamex has been in development for a considerable period of time. Following a series of trials and tests the developers have created the perfect combination of the extinguishing media, the bottle, the nozzle, the propellant and the pressure.

The extinguishing media is based on a biological formula that is composed of a mix of water, natural potassium, salt combinations and plant root extracts in combinations with a concentrated foaming agent. The contents are under pressure in the can and the propellant is carbonic acid.

Bioflamex is characterized by its significant “clean” extinguishing performance, as well as easy and convenient handling. The biological formulation provide some benefits outside the pure extinguishing attributes, namely the benefits of less collateral damage and clean-up after use. It is non-toxic, non-corrosive and bio degradable.

The Bioflamex formula provides 2 significant performance criteria: The biological additive ensures quick knock-down of flames; and the special foam formulation creates a cover that prevents re-ignition of flames, especially relevant when combating oil based fires.

It is expected that Bioflamex will be produced in 2 different sized bottles:

  650 ml for home and professional use in conjunction with cooking (kitchens, grill)
  800ml for use in boats, cars, camping etc.

In the smaller bottles for kitchen use, the product contains a heavy PFC-free foam concentration which is developed to tackle Class F/K fire types, i.e. frying oils and fats used in conjunction with cooking.

The larger 800ml bottle is ideal for more all-round emergency/first response extinguishing use. It contains a smaller amount of foam, and is suited for engine fires in cars/boats and Class A/B fire types, i.e. on dry matter such as textiles, wood etc.

Consequently, the Bioflamex products can be targeted towards both the private consumer market as well as small businesses.

The product highlights are as follows:

  An easy way to extinguish even deep frying oil fires quickly. One bottle of Bioflamex will extinguish a 365 degrees celcius deep frying oil pan on fire in 2-5 seconds.
  The same performance applies to an oil fire in an engine, e.g. on a boat or in a car. The bottle is easy to handle and use as it works as a normal aerosol bottle.
  Security against re-ignition. Bioflamex contains a combination of a fire extinguishing media and PFC-free foam, thus both putting out the fire and preventing re-ignition, by creating a protective layer on the surface of the oil.
  Less property and material damage. Bioflamex is safe to use and contains no corrosive ingredients, as opposed to certain chemical extinguishing media. This prevents serious damage to metals, e.g. in kitchens and engines.
  Easy clean-up. Bioflamex can be removed by using ordinary cleaning products and requires no special safety precautions. This also reduces the potential total costs of a fire.
  An biological solution. Bioflamex contains a biological extinguishing media, based on a combination of natural salts and plant extracts. This reduces the environment impact as 98% of the media is biodegradable within 7 days. The propellant is carbonic acid known from sparkling water.
  PFC-free foam that reduces the environmental impact and reinforces the uniqueness of this versatile and effective remedy against kitchen and car fires.

We believe this product is an ideal and vital product for private households, and boat and car owners for the growing United States market. It is the right product to always have handy in the kitchen, in the boat, in the auto camper or in the car.

Large Scale Extinguishers:

Our large-scale extinguishing products provide a viable and sustainable alternative to conventional products in terms of performance, environment and health. They have been tested extensively by professional institutes, and have proven to be radical improvement over extinguishers available on the market today.

Using the same base formulations of biological additives and foam, BioflamexCorp will also enter the market for conventional fire-sized extinguishers, i.e. the 2, 3 and 6 liter EN-3 types.

The formulation ensures effective extinguishing performance against Class A, B and C fires, providing a broad base of usage in circumstances such as small wildfires and urban residential buildings.

Ideal users would be businesses, offices, hotels and public spaces where fire regulations dictate fire extinguishers as part of the general fire safety and emergency plan.

We believe the biological water based extinguisher type will gain market share and revenue on account of substitution for existing chemical foam and chemical powder extinguishers.

Bulk Extinguishers:

The bulk products will be formulated to suit large-scale extinguishing tasks such as fighting fires on professional equipment and tankers, or forest fire fighting.

The solutions can be tailored to fit various needs of professional fire fighting organizations and large business operations, forest fire fighting and prevention, chemical compounds, oil and gas installations and storage facilities.

The extinguisher formulations have proven to be extremely efficient in fighting heavy fuel fires, such as diesel oil, petroleum and jet fuel, especially in combination with systems like IFEX. Since the properties of the product enable the use of less fluids to put out a fire it reduces damage to machines and property.

Through a series of tests, the products demonstrated unparalleled extinguishing power, reducing both the consumption of solution, collateral damage and the burden on the environment. Some examples are as follows:

  A mock-up aircraft-engine fire was extinguished with only 13 liters of foam in under 120 seconds.
  A full blaze car fire was extinguished with only 7 liters of foam in under 2 minutes.

These cases show Bioflamex can provide users dramatic reductions in direct costs of operations, both in terms of manpower and materials.

The biological ingredients are non-toxic and non-corrosive, posing no threat to human beings. In gaseous form they can even act as direct replacement of Halon and other chemical substances.

In various formulations, Bioflamex’s bulk extinguishers can be used for:

  Oil and gas industries (class A, B, C, D and K fires)
  Professional systems for Fire brigades
  Wood and forest fires (class A, C)
  Rubber fires
  Trains and busses
  Furniture and textiles
  Natural gas and oil plants
  Telecom facilities
  Industrial machines
  Shipping

Fire Retardants

Industrial retardants:

A fire retardant inhibits fire from being nurtured in textiles, wood, insulation materials etc., and therefore obstructs fires from erupting or spreading. Many different industrial types of fire retardants exist today, but many contain chemicals or compounds that may be harmful to people, the environment or materials - bromides have been banned due to some of these reasons.

Every year over thousands are killed or seriously wounded in fires. Often fires are caused by cigarettes, decorations, open fire or electrical malfunctions. The typical places for fires to start are in kitchens, living rooms, meeting rooms and bedrooms, where furniture or textiles catch fire. The risk of a fire is especially pronounced during Christmas, where the use of candles and dry decorations are a real threat.

We will market our industrial retardants under the brand name SAFIRE®. Due to their effectiveness and harmless eco-friendly components, SAFIRE® fire retardants can ensure that a damaging fire becomes a less likely event both at home and in the office.

All SAFIRE® products are based on 100% biological components, which contain fire inhibiting capabilities. This makes it possible to treat textiles, wood and insulation materials in a safe and environment friendly way. SAFIRE® not only slows down the spread of fire, but in most instances completely prevents ignition.

The active ingredients are mainly composed of salt combinations and extracts. The remaining substance is water, used to ensure that the active ingredients are absorbed in the fibers or mass.

We are developing our industrial fire retardants to fit most scales and production circumstances; from furniture in the home, to industrial protection of warehouses filled with textiles, insulation, construction materials, and pulp, paper and wood.

Forest Fire Prevention Retardants:

Forest fires are certain to proliferate in the coming decades, due to climate changes especially in the United States, Spain, Greece, France, and Australia.

The number of wildfires in the United States range from 60,000-75,000 annually costing more than US$1.4 billion in direct damages, but long term effects on ecosystems and personal lives are far beyond that number

In the past few years, California has experienced a number of fires, with increasing intensity and property damage. In 2008 alone, extensive wildfire events led to both civilian casualties and casualties amongst the fire fighting units combating the fires, and led to State of Emergency called by the President. Such events are recurring and have an ever more pronounced effect on the environment and urban planning, as fires draw closer to urbanized/residential areas.

For most government agencies in the United States and globally, the emphasis has now been put on prevention of forest wildlife fires to erupt, and improved preventative measures to reduce risks, especially in “high seasons” of March, July and August.

We will provide an eco friendly and highly effective solution to promote better forest fire prevention. The company is working on several levels to develop new methods to enhance fire protection in the high risk areas, and to improve protection of residential/industrial compounds/facilities.

We hope to develop the following:

  Biological fire retardant that is effective for up to 2-3 months after application to vegetation, acting as passive “fire barriers” that can protect areas of high risk. It is the intention that forest fire services can utilize the product before fire breaks out, for example covering areas around camping sites. The product is also intended to be used to reinforce safe zones and fire breaks as the event unfolds.
  A residential concept where garden facility services companies offer to protect the perimeter of private or business compounds, by spraying the fire retardant onto vegetation around perimeter at relevant intervals.
  A business concept where the fire retardant is used in fixed detection and suppression systems, that protect sensitive installations such as mobile antennas located in forest areas, to reduce commercial loss in the event of fires

Internationally, wildfires compose an equally threatening phenomenon. It is believed that in Spain alone, the incidents will increase from about 25,000 fires a year up to about 50,000 in a years to come due to dryer and warmer climate – or if the number of incidents do not escalate, then the intensity is believed to increase with larger burnt area per fire incident. “Desertification” is a real threat to many areas as a result of this, contributing to further climate warming in local and regional areas. The same trend is applicable to Australia, which has experienced an increasing number of uncontrollable wildfires that approach urban areas such as Melbourne and Sydney, causing extensive damage and casualties.

Patent Applications

We are in the process of submitting a host of patent applications to enhance our intellectual property rights and marketing opportunities.

In general, we operate within the following categories:

-          Fire fighting category – fire extinguishing products
-          Fire prevention category – fire retardant products

Our main products have a base consisting of biological water based solutions, either by itself or in combination with specialized foam types.

We work with a range of key partners for product development and production:

  Solberg Foams in Norway (foam development and sourcing)
  Samson Enviro in Denmark (biological base sourcing)
  Dansoll in Denmark (production of aerosols)
  PL Brandteknik (product development consultancy)
  Prime Solutions in Spain/US (Sentinel fire detection and suppression system)
  Paper Manufacturer TBD (fire protected cardboard boxes)
  Insulation Manufacturer TBD (fire protected wall/roof insulation and panelling)

The outcome of our product development efforts will result in BioflamexCorp taking full or partial intellectual property rights on product concepts and formulations. Below is a summary of the most imminent patent application we would like to submit to ensure protection of those rights. The first two could be submitted as one general application, as the basic formulations are more or less the same, except that foam concentrations vary.

1. Bioflamex Extinguishing Foam Spray (Aerosol) for Kitchen Use

The Patent Application Number 1100255.7 registered at the Intellectual Property Office (IPO) at Concept House, Cardiff Road, Newport, South Wales, United Kingdom covers this patent. We are currently in the process of filing a counterpart patent with the United States Patent and Trademark Office (USPTO).

Basically, the kitchen related Bioflamex product consists of 88% biologic water based fire extinguishing solution (appx 40% active ingredients, 60% water) combined with a 10-15% eco-friendly foam concentrate.

This formulation is designed to generate knock-down on even high temperature oil/fats fire and prevent reigniting, as the foam forms a protective layer allowing the liquid to cool down.

The packaging itself also contain a special process, utilizing recycled CO2 for the pressurization, a special nozzle for the distribution of extinguishing liquid and foam and a low pressure level, which is designed to avoid exaggerated splashing of the burning liquid.

2. Bioflamex Extinguishing Foam Spray (Aerosol) for General Use

As above, but with less foam, higher pressure and a different nozzle for longer range.

3. SAFIRE Forest Fire Break Solution

This is a water based biological solution with active ingredients (appx 60% water and 40% salts, citric compunds, natural polymers/binders) designed to protect live vegetation against ignition. Patent application is in the process of filing at IPO/UK and USTPO/USA.

The salts and citric compounds are designed to slow down or prevent ignition of the vegetation. The polymer/binder has the purpose of ensuring that the retardant stays on vegetation for up to 2 months, and thus enabling the product to be used as a preventive measure around facilities in areas prone to fires.

The purpose of the product is to create or enforce fire breaks, which will slow down or hinder spread of forest fire. The application can be by ordinary tenders (tankers with hoses) airplane or other dispersement systems.

4. Fire Protected Cardboard Boxes (with Partner)

This product concept is for implementation into the production process of carton and paper materials. Patent application is in process of filing at IPO/UK and USPO/USA.

The water based fire retardant is mixed with the paper pulp (replacing water) and thus creating en end product that is fire protected to be used, for instance, with storage boxes.

We anticipate this concept will be completed in collaboration with a manufacturer of carton and paper products.

5. Fire Protected Wall and Ceiling Insulation (with Partner)

As above, the main difference being that the retardant will be mixed with a mix of base materials. Patent application is in process of filing at IPO/UK and USPO/USA.

6. Sentinel Fire Detection & Suppression System

We intend to take over the rights for the integrated Sentinel system from Prime Solutions in Spain, with its proprietary system for detection of wildfire in the vicinity of compounds/installations in forests, and the protection of these units by deployment of SAFIRE Frest Fire Break Solution.

Approvals and Certifications

We are in the process of filing for UL approvals and Government Dep’t endorsements (USFA, NFPA, CAL FIRE) for the United States, covering the Bioflamex aerosols and also bulk extinguishers. In addition to this, TÜV certification of aerosols covering Europe shall be obtained.

We will be initiating the British Standards approvals process for textile and pulp as soon as R&D work with Solberg Foams is completed.

EN3 certification of standard extinguishers must also be initiated for the EU.

Forest Fire certifications and approvals will be obtained gradually as we target markets; the U.S. (mainly California) and Spain will be the first focus-markets for the approvals.

The following table shows specifically where we are at in the approval and certification process.

Bioflamex	We are in the process of obtaining UL approval for sales in the United States, which takes 3-6 months. We are contemplating the British Standard as well as TÜV, which is a faster process (2-3 months). NFPA (United States) endorsement is also a key to success.
Extinguishing Foam	Must be UL certified in US and EN3 certified for normal extinguishers in EU. Both take 3-6 months.
Forest Retardant	Must be tested and approved by United States (CAL FIRE), Greek, Spanish and Russian Forest Fire Authorities for use in forest fire fighting. Will take 3-6 months, depending on timing for initial demonstrations.
Retardant	Needs UL and DIN4102/BS5852 approval and certification. Takes 3-6 months.

In addition to the above, any number of local and/or regional approvals may be necessary for the markets we aim to penetrate, as is the case in states like California, countries like Russia and the individual CIS countries, and even some countries in EU (France for example).

Product Production

We intend to use a number of partners to develop and manufacture our products.  These partners include those that follow in this section. In order to successfully reach our objectives, a number of tests, demonstrations, approvals and certifications must be completed successfully during the coming 3-6 months.

We intend to enter into exclusive collaboration and production agreements with SamsonEnviro A/S, Solberg A/S and Dansoll A/S, Denmark for the development of a range of versatile and multipurpose retardant and extinguishing formulations

Samson Enviro A/S

The core biological formula has been developed by SamsonEnviro and shall form the basis for the water based biological additives mixed with water.

This base formula composes the backbone for proprietary washable textile retardants, forest fire protective solutions, non-flammable paper/carton products and the various types of extinguisher products we intend to produce and market. SamsonEnviro delivers the ready produced base formula that we intend to use in our products. All ingredients are supplied by larger and reliable manufacturers.

The collaboration agreement is in verbal form at the present, and covers the direct transfer of rights of base formula to Bioflamex Corp in exchange of common stock. This agreement will be formalized and signed when the Bioflamex Corporation has been duly formed as legal entity.

Dansoll A/S:

Dansoll manufactures over 3,000,000 aerosols per annum, and can easily expand operations in current location and also abroad. The primary suppliers of cannisters and nozzle system have capacity that supercedes any need in the distant future.

The main exclusive collaboration agreement will comprise the manufacturing of Bioflamex products in aerosols both 650ml and 800ml versions. Dansoll will conduct mixing of ingredients, purchase of bottles and nozzle systems, pressurization and packaging, using their proprietary technology for using CO2 as propellant.

This is currently a verbal agreement to be formalized and signed when the Bioflamex Corporation has been properly formed and listed.

Solberg Foams A/S

In addition, we believe the development of specialized non-PFC foams in collaboration with Solberg will lead to a range of unique fire extinguishing products, such as the kitchen spray extinguisher and water based, biological foam solution for hand held extinguishers and use in fire truck tenders. Solberg foams are readily available and we have a large and reliable network of collaboration partners.

To this effect, we have entered into an exclusive collaboration with Solberg Foam for the development of special PFC-free foams for our Bioflamex foam extinguishers. The agreement provides that all rights for the developed foam types shall be transferred to us in return for shares of our common stock. This is currently a verbal agreement to be formalized and signed when the Bioflamex Corporation has been properly formed and listed.

In addition to the development of foams, we have entered R&D collaboration with Solberg speclialists to enhance the base formula in terms of extinguishing capabilities, especially to improve the fire “knock-down” effect of the formula. We hope this work will translate into the completion of the new formulations for Bioflamex aerosol extinguishers and the completion of patent application, as well as the certification for EN3 extinguishers.

In addition, this collaboration should enhance the product attributes on forest fire protection, especially the active duration after application to vegetation, and will be essential for designing paper pulp and biological insulation materials.

This additional R&D work is based on same terms as the work on foams. According to plan, it should translate into completion of the product line for industrial use as well as forest fire fighting, and shall form the basis of 2-3 patent applications.

Partnerships for Industrial Development:

We are working with two insulation manufacturers and one paper/carton manufacturer to complete trials of industrial-level fire retardants. This work will take 3-6 months to complete after the work with Solberg has been completed, and should result in 1-2 patent applications.

In addition, development of a washable fire retardant for textiles (especially beddings) should open up for collaboration with industrial linen service companies, as the likes of Berendsen and gain access to hospitals, hotels and prisons to mention a few institutional clients.

National Fire Departments: Upon completion of formula work, critical testing will be conducted in collaboration with fire departments in the United States (California, Chicago and New York initially and with other states/cities to be added later), Denmark, Spain and Greece.

Distribution

The company will use a number of distribution channels and distribution partners, depending on the type of product, market segment and region. In some cases, we have already secured verbal agreements with distributors and end user outlets, which we expect to be formalized in the near future.

Distribution in the United States will be determined by the certifications/approvals obtained, but we are in dialogue with networks that have been developed over the years that we believe will open the distributions channels to government and retail targets.

The main focus will be on establishing contracts with strong local, regional or multinational companies, such as UPC (KIdde, Chubb) or Tyco (Tyco, Ansul, ADT) with a commanding relationship to government departments, fire fighting purchasing departments, large distributing channels and/or businesses.

In some instances we will enter collaboration on all products with one partner for a country or region, and in others multiple distributors will operate individual sectors, depending on the nature of the market and the positioning of partner companies.

We intend to have our sales personnel primarily servicing the distribution partner as key account managers; however some key multinational companies will be approached and handled directly by management.

At the present, we have discussed preliminary Exclusive Distributor/Agent agreements ready for execution with companies covering United States and regions such as India, UAE, Kuwait, Egypt, Saudia Arabia. Partners for certain sectors and/or regions in EU and Asia have also been identified and soft negotiations initiated.

Consumer / Retail

The main product for the Retail/Consumer segment is the Bioflamex extinguisher, which we believe holds a global potential (“The Red Bull of fire fighting”).

The key to the distribution strategy is to gain access to consumer outlet networks as well as semi-professional / specialty outlets. The distribution and marketing will initially be conducted through the networks’ own marketing programmes/media towards potential end users.

As an example, the Automobile Owners’ Associations in the United States counts more than 50,000,000 members and publishes web content and magazines directed at its members. In EU the same applies, counting more than 40,000,000 members and publishing magazines that have circulations of more than 7,000,000 copies monthly or quarterly depending on the country/region. This composes a strong promotion vehicle for the All-purpose Bioflamex for car/boat owners.

The push for distribution in the United States will be focused around a number of key distribution partners and 5 key states with a high population/business density, high media saturation and high level of distribution outlets. These states include: New York, California, Illinois, Texas and Florida.

We have identified these states as being highly relevant for penetration into the retail/private consumption sphere as well as the public institutions and businesses.

In addition to this, the states selected individually have some characteristics that support focused efforts into certain business areas. Examples of this include:

  The high proportion of Oil & Gas industry in Texas supports the distribution and sales of bulk extinguishers and retardants to professional clients;
  The high level of forest fire threats in California, makes it an ideal market to introduce the forest fire solutions to local Government departments and fire fighting departments; and
  The high number of elderly people in Florida supports the introduction of Bioflamex kitchen extinguisher and textile retardants to Government Departments and institutions as well as key retail partners.

We also intend to focus on a number of countries in Europe with high population/business density, high media saturation and high level of distribution outlets.  These countries include: the Nordic Countries, Germany, France, Benelux, England, and Spain.

It is our goal to achieve a 10% penetration into the market through professional, business to business and retail distribution/sales partners, over the course of a 3 year period.

Business to Business / Professional

The distribution of product for the business to business and professional market will mainly be conducted either through large multinational corporations with a strong sales and distribution networks in key markets or through local/regional partners with strong association and sales record to the primary clients.

Large multinational distribution partners may include: TYCO, UTC, ISS (50+ countries), G4S (70+ countries), and Würth (40+ countries). Local/regional distribution partners may include: Delma Group (Middle East/India), Blue Dome Company (Middle East), and Falck (Nordic),

Industrial

The industrial segment will primarily be targeted by our staff directly with potential clients, as significant consultancy and development of applications is involved in this. Main clients are manufacturers of paper product, insulation material for construction, timber and wood manufacturers and textile/furniture producers.

Employees

Staff Development

Our ability to generate revenue will require 2-3 offices and a consistent increase in staff count over the first 1-4 years, as reflected in the personnel chart below:

However, we do not have an ambition to become a high headcount operation; but rather have a tight and highly skilled group of people employed within the technical, sales and marketing Divisions.

Mainly, the distribution sales and marketing efforts will require support and key account capacity, and we will be looking to hire individuals with strong skills within regional or global sales, and also recruit from the professional fire services environment to ensure deep understanding of the technical aspects within the sales/marketing force and to leverage industry insight and professional connections.

In addition to this, we aim to recruit technical staff with fire fighting, biochemistry and/or logistics skills who can ensure strong coordination with manufacturing partners, counseling of distributors and key clients (for the professional / industrial segments), and drive the product development within the company.

Advisory Board

We intend to develop an advisory board in the near future that will consist of a collection of individuals who bring unique knowledge and skills which complement the knowledge and skills of our board members in order to more effectively govern the organization.  We expect that our advisory board will be staffed in the next six months.

Properties

Our corporate headquarters are located at Christiansvej 31, 2920 Charlottenlund, Denmark.  This location is provided by our Chief Executive Officer and Director without cost.  We intend to move into another facility as soon as capital permits.

Risk Factors

A smaller reporting company is not required to provide this information.

Financial Information

The information required by this item is incorporated herein by reference to our Form 10-Q, filed with the SEC on January 3, 2011 for its third quarter ended November 30, 2010, and under the heading Management’s Discussion and Analysis of Financial Condition and Results of Operations. The financial information required by this item is also incorporated herein by reference to our Form 10-K, filed with the SEC on May 20, 2010 for the years ended February 28, 2010 and 2009, and under the heading Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock by each of our officers and directors, by each person known by us to beneficially own more than 5% of common stock and by officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 92,466,667 shares of common stock issued and outstanding on January 27, 2011.

Name and address of beneficial owner	Amount of Beneficial Ownership	Approximate Percent of Class of Common Stock

Officer and Directors

Kristian Schiorring Christiansvej 31 2920 Charlottenlund DENMARK	25,428,334	27.5%
Garry Wong 3410 Lynmoor Place Vancouver, British Columbia Canada V5S 4G4	0	0%
Total Officers and Directors(2 persons)	25,428,334	27.5%

5% shareholders

Henrik Dahlerup Willemoesgade 39 2100 Copenhagen O DENMARK	25,428,333	27.4%

There are no arrangements known to us, the operation of which may, at a subsequent date, result in a change in control.

Directors and Executive Officers

The following table sets forth certain information, as of January 27, 2011, with respect to our directors and executive officers.

Name	Age	Principal Positions With Us
Kristian Schiorring	47	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director
Garry Wong	64	Director

Business Experience

Kristian Schiorring Kristian is an experienced entrepreneur and businessman. During the 1980s he launched a number of successful food and entertainment businesses throughout Northern Europe. Later, he established and ran three separate commercial businesses: Printex ApS, DataNordic A/S and Telecom Accessories Consult A/S, all within the Office and Mobile Supplies industry. During this span he has become a seasoned manager and has developed a strong ability to establish networks, acquire distribution and sales rights of commercial products, and implement production systems. Kristian´s main areas of strength are partnerships, product development, import and production logistics, and administration/back office management.

Garry Wong is a member of our board of directors.  He has been a Practicing Member of the Law Society of British Columbia, Canada continuously from 1967 to date.  During this time he practiced as a partner in three different Vancouver law firms and for 1993 to 2002 practiced in a partnership called Wong Hui & Associates. Since 2002 he has been practicing as a sole proprietorship.  Mr. Wong specialized in corporate and commercial law, real estate and real estate financing.  He has served as a director of various companies and has also served as a director and president of a number of not for profit organizations such as the Zajac Foundation and the Mount St Joseph Hospital foundation. Mr. Wong received his Bachelor of Arts Degree from the University of Washington in 1966 and received his Bachelor of law from Osgoode Hall at York University, Toronto, Ontario, Canada.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

During the past 10 years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board, absent an employment agreement.

Executive Compensation

The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on May 20, 2010, under the heading Executive Compensation.

The manner and amount of compensation for the above-referenced new officer and director has not yet been determined.

Certain Relationship and Related Transactions, and Director Independence

Other than the transactions described below (or with respect to which such information is omitted in accordance with SEC regulations), since February 28, 2010 there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On January 25, 2011, we entered into an Asset Purchase Agreement with Kristian Schiørring, our officer and director, to acquire certain intellectual property related to line of fire extinguishing and prevention products that are based on environment friendly and biological formulations.  In consideration for the newly acquired assets, we issued 19,000,000 shares of our common stock to Mr. Schiørring.

Legal Proceedings

The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on May 20, 2010, under the heading Legal Proceedings.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The corporate action of changing our name to Bioflamex Corporation will likely result in a new symbol once processed with FINRA.

Our common stock is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the FINRA. The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks,” as well as volume information. Our shares are quoted on the OTCBB under the symbol “DBAY.” The following are the high and low sale prices for the common stock by quarter as reported by the OTC Bulletin for fiscal years ended February 28, 2010 and 2009.

Fiscal Year Ended February 28, 2010
Quarter Ended	High $	Low $
February 28, 2010	0	0
November 30, 2009	0	0
August 31, 2009	0	0
May 31, 2009	0	0

Fiscal Year Ended February 28, 2009
Quarter Ended	High $	Low $
February 28, 2009	0	0
November 30, 2008	0	0
August 31, 2008	0	0
May 31, 2008	0	0

The quotations and ranges listed above, if any, were obtained from OTCBB.  The quotations, if any, reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $4.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for our common stock. Therefore, stockholders may have difficulty selling our securities.

Holders of Our Common Stock

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.0001 per share. As of January 27, 2011 we had 92,466,667 shares of common stock outstanding. Our shares are held by approximately 38 shareholders of record.

Dividends

We have not declared, or paid, any cash dividends since inception and do not anticipate declaring or paying a cash dividend for the foreseeable future.

Nevada law prohibits our board from declaring or paying a dividend where, after giving effect to such a dividend, (i) we would not be able to pay our debts as they came due in the ordinary course of our business, or (ii) our total assets would be less than the sum of our total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the rights of any creditors or preferred stockholders.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

Recent Sales of Unregistered Securities

On January 25, 2011, we entered into an Asset Purchase Agreement with Kristian Schiørring and Henrik Dahlerup to acquire certain intellectual property related to line of fire extinguishing and prevention products that are based on environment friendly and biological formulations.  In consideration for the newly acquired assets, we issued 19,000,000 shares of our common stock to each of Messrs. Schiørring and Dahlerup.

Description of Registrant’s Securities

Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors.  Except as otherwise required by law the holders of our common stock will possess all voting power.  A majority of the outstanding shares of our corporation entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders.  Generally, all matters to be voted on by stockholders must be approved by a majority of the shares represented at a meeting and entitled to vote thereat.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.  There is no provision in our charter or by-laws that would delay, defer or prevent a change in control. Holders of our common stock shall be entitled to receive the remaining property of our company on dissolution after the creditors of our company and the holders of our preferred stock outstanding at the time have been satisfied.

Dividends

No dividends have ever been declared by our board of directors on our common stock. Our losses do not currently indicate the ability to pay any cash dividends, and any future decision to pay dividends will be made by our board of directors based on cash flow and their assessment of the needs of our company. There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends.  However, any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to our company.

Outstanding Options, Warrants and Convertible Securities

We do not have any outstanding options, warrants or convertible securities.

Indemnification of Directors and Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation.  Our articles of incorporation do not contain any limiting language regarding director immunity from liability.  Excepted from this immunity are:

1.      a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

2.      a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

3.      a transaction from which the director derived an improper personal profit; and

4.      willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

1.      such indemnification is expressly required to be made by law;

2.      the proceeding was authorized by our Board of Directors;

3.      such indemnification is provided by us, in our sole discretion, pursuant to the powers  vested us under Nevada law; or;

4.      such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under our bylaws or otherwise.

Our bylaws provide that no advance shall be made by us to an officer of the company, except by reason of the fact that such officer is or was a director of the company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the company.

Financial Statements and Supplementary Data

The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on May 20, 2010, under the heading Financial Statements and Supplemental Data.  The information required by this item is also incorporated herein by reference to our Form 10-Q filed with the SEC on January 3, 2011, under the heading Financial Information.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 2.01 above is incorporated by reference herein.

The securities issued were issued to non-accredited and accredited investors (as defined in Rule 501 under Regulation D under the United States Securities Act of 1933, as amended (the “Securities Act”) in reliance on Rule 506 under the Securities Act, or were issued in offshore transactions (as defined in Rule 902 under Regulation S under the Securities Act) in reliance on Regulation S under the Securities Act, based upon representations made by the acquirers.  Such securities have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

The information contained in Item 2.01 above is incorporated by reference herein.

There are no arrangements or understandings among members of both former and new control groups and their associates with respect to election of directors or other matters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 2.01 above is incorporated by reference herein.

As heretofore indicated in Item 2.01, Garry Wong has resigned from all officer positions of our company and has been replaced by Kristian Schiorring.  Our officers and directors as of January 27, 2011 are as follows:

Name	Age	Principal Positions With Us
Kristian Schiorring	47	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director
Garry Wong	64	Director

Item 5.03 Amendments to Articles of Incorporation

On January 27, 2011, we filed Articles of Merger with the Secretary of State of Nevada in order to effectuate a merger whereby we merged with our wholly-owned subsidiary in a parent/ subsidiary merger with us as the surviving corporation. This merger, which became effective as of January 27, 2011, was completed pursuant to Section 92A.180 of the Nevada Revised Statutes and performed for the exclusive purpose of changing our name. Shareholder approval to this merger was not required under Section 92A.180. Upon completion of this merger, our name has been changed to “Bioflamex Corporation” and our Articles of Incorporation have been amended to reflect this name change.

Item 5.06 Change in Shell Company Status

Following the consummation of the Asset Purchase Agreement  in Item 2.01 of this Current Report on Form 8-K, we believe that we are not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated January 25, 2011
3.1	Articles of Merger, dated January 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFLAMEX CORPORATION

/s/ Kristian Schiorring
Kristian Schiorring, CEO and Director
Date: January 27, 2011